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                                                                     EXHIBIT 4.1

Specimen Common Stock certificate




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COMMON STOCK                                                        COMMON STOCK

     NUMBER                                                            SHARES

WMD

                                      WEBMD

                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                             AND A STATEMENT AS TO THE RIGHTS,
INCORPORATED UNDER THE LAWS OF                 PREFERENCES, PRIVILEGES AND
     THE STATE OF DELAWARE                          RESTRICTIONS ON SHARES


                                                      CUSIP 94769M 10 5


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE, OF

                                WEBMD CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

                              CERTIFICATE OF STOCK

         WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                               [WEBMD CORPORATE
---------------------               SEAL]           --------------------------
     SECRETARY                                         CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

BY
                                                     AUTHORIZED SIGNATURE


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         A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right
           of survivorship and not as
           tenants in common


UNIF GIFT MIN ACT --  __________________________ Custodian ____________________
                               (Cust)                              (Minor)
                      under Uniform Gifts to Minors
                      Act _____________________________________________________
                                             (State)
UNIF TRF MIN ACT  --  __________________________ Custodian (until age _________)
                              (Cust)
                      __________________________________ under Uniform Transfers
                              (Minor)
                      to Minors Act____________________________________________
                                                      (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                         Shares
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of the common stock represented by the within Certificate, and do hereby irrevocable constitute and appoint

                                                                  Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated
     --------------------------



                                       ----------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.